UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2007

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51195	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(323) 658-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 2, 2007, Spark Networks, Inc. (the “Company”) issued a press release announcing its second quarter 2007 results. The press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 30, 2007, David Siminoff provided notice of his resignation as a director of the Company (including as chairman of the Board of Directors) effective July 31, 2007. Mr. Siminoff’s resignation was not due to any disagreement with the Company. On August 1, 2007, Adam S. Berger, the Company’s chief executive officer and a current director, was appointed as chairman of the Board of Directors (the “Board”).

On August 1, 2007, the Board appointed Thomas Stockham as a director of the Company. Mr. Stockham was also appointed to the compensation committee of the Board. In connection with his appointment as a director, Mr. Stockham was granted options to purchase 50,000 shares of common stock at an exercise price of $4.57 per share. One-fourth of the options vest on the first anniversary of the date of the option grant and 6.25% of the options vest on a quarterly basis thereafter. The options expire seven years from date of grant and if Mr. Stockham’s services as a director are terminated for any reason, including resignation, within 12 months after a change of control, then all options will vest and become immediately exercisable.

From June 2006 to May 2007, Mr. Stockham served as the CEO and as a director of 3point5, Inc., a provider of online training services for manufacturers, retailers, and retail salespeople. From September 2001 to April 2005, Mr. Stockham served as the CEO and President of MyFamily.com, Inc. (now known as The Generations Network), a provider of online media and subscription services for family genealogy and other services. Prior to MyFamily.com, Mr. Stockham served as president of Ticketmaster.com. Mr. Stockham received a B.A. in Government from Dartmouth College in 1987 and an M.B.A. from Stanford University in 1991.

Item 7.01	Regulation FD.

On August 2, 2007, the Company issued a press release announcing its second quarter 2007 results and the changes to the Board. The press release is attached to this Form 8-K as exhibit 99.1 and incorporated herein by reference.

The information reported under Items 2.02 and 7.01 in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: August 2, 2007
	By:	/s/ Mark G. Thompson
	Name:	Mark G. Thompson
	Title:	Chief Financial Officer